Rule 497(d)

                                       FT 421

                     CALIFORNIA TECHNOLOGY SELECT PORTFOLIO SERIES

                    Supplement to the Prospectus dated April 6, 2000

Notwithstanding anything to the contrary in the Prospectus, Unit holders who acquire Units of California Technology Select Portfolio Series, which, as a result of a reduction in the aggregate underlying value of the Securities, are not subject to an initial sales charge will be subject to the maximum remaining deferred sales charge (initially $.225 per Unit). In such case, the maximum sales charge may exceed 3.25% of the Public Offering Price per Unit for California Technology Select Portfolio Series, but in no event will the maximum sales charge exceed 3.75% of the Public Offering Price per Unit for California Technology Select Portfolio Series.

April 14, 2000